UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2010

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

We received a letter dated July 19, 2010 from the U.S. Food and Drug Administration (FDA) stating that it had come to the FDA’s attention that Sequenom is “currently marketing the SEQureDx™, a prenatal genetic diagnostic technology, intended to enable the detection and analysis of circulating cell-free fetal (ccff) nucleic acids (RNA or DNA) in a pregnant woman’s blood sample for fetal gene and chromosome abnormalities.”

We believe that the FDA’s statement refers to our SensiGene™ Fetal Rhesus D Genotyping test, which is our first laboratory developed test (LDT) powered by our SEQureDx technology. This test is designed to detect ccff DNA from maternal blood and examine multiple regions of the gene that are known to be the most common genetic basis of Rhesus D negative phenotypes. The test was developed and validated by our laboratory – the Sequenom Center for Molecular Medicine (Sequenom CMM). We believe that the test meets the definition of an LDT. The test is solely for use within our CLIA-certified and CAP-accredited laboratory, Sequenom CMM, and is not sold directly to the general public. Rather, samples are ordered by a physician, collected and sent to Sequenom CMM for testing, and the results are reported back to the physician.

We are preparing a response to the FDA’s letter, and we look forward to discussing this matter with the FDA in the near future.

Item 8.01	Other Events.

On July 26, 2010, the U.S. District Court for the Southern District of California issued its final approval of the settlement of the shareholder derivative actions consolidated under the caption In re Sequenom, Inc. Derivative Litigation, Lead Case No. 09-CV-1341 LAB (WMC), described in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2010.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this report, including statements regarding the design and benefits of our SensiGene Fetal Rhesus D Genotyping test and our planned interaction with the FDA, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with our ability to develop and commercialize new technologies and products, particularly new technologies such as noninvasive prenatal diagnostics and laboratory developed tests, government regulation particularly with respect to diagnostic products and laboratory developed tests, obtaining or maintaining regulatory approvals, the ongoing litigation and investigations, and other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2009 and other documents subsequently filed with or furnished to the Securities and Exchange Commission. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: July 26, 2010	By:	/S/ CLARKE W. NEUMANN
Clarke W. Neumann
Vice President and General Counsel

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